SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 5, 2003


                        GLOBAL PAYMENT TECHNOLOGIES, INC.

               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-25148                11-2974651
         --------                     -------                ----------
(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)                File No.)            Identification No.)


 425B Oser Avenue, Hauppauge, New York                     11788
----------------------------------------               -------------
(Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

     On May 5, 2003, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the quarter ended March 31, 2003.

Item 7. Financial Statements, Pro Forma Financial information and Exhibits.


(a)      Exhibits
         --------

          99.1                Press Release dated May 5, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2003

                                GLOBAL PAYMENT TECHNOLOGIES, INC.



                                By: /s/ Thomas McNeill
                                    -------------------------------------------
                                    Name:  Thomas McNeill
                                    Title: Vice President, Chief Financial
                                           Officer and Secretary